As filed with the U.S. Securities and Exchange Commission on July 30, 2003


                                                      Registration Nos. 333-5039
                                                                        811-7643

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    Under the
                           SECURITIES ACT OF 1933                            |X|
                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 11                     |X|

                                     and/or
                             REGISTRATION STATEMENT
                                    Under the
                         INVESTMENT COMPANY ACT OF 1940                      |X|

                                Amendment No. 13                             |X|

                        (Check appropriate box or boxes)

                              --------------------
                          Phoenix Partner Select Funds
               (Exact Name of Registrant as Specified in Charter)
                      (f/k/a/ Phoenix-Aberdeen Series Fund)

                              --------------------

                  101 Munson Street, Greenfield, Massachusetts       01301
                    (Address of Principal Executive Offices)       (Zip Code)
                c/o Phoenix Equity Planning--Shareholder Services
                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)

                              --------------------

                             John R. Flores, Esquire
                         Phoenix Life Insurance Company
                                One American Row
                             Hartford, CT 06102-5056
                     (name and address of Agent for Service)

                              --------------------

It is proposed that this filing will become effective (check appropriate box):

|X| immediately upon filing pursuant to paragraph (b)
[ ] on ____________, pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on ____________, pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on ____________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously file post-effective amendment.

================================================================================

                          PHOENIX PARTNER SELECT FUNDS
                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(A)
                        UNDER THE SECURITIES ACT OF 1933

                                                      PART A

                                          INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages................................       Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance......       Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table............................       Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
         and Related Risks.......................................       Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance...............       Performance Tables
6.     Management, Organization, and Capital Structure...........       Management of the Fund
7.     Shareholder Information...................................       Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell
                                                                        Shares; Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status of
                                                                        Distributions
8.     Distribution Arrangements.................................       Sales Charges
9.     Financial Highlights Information..........................       Financial Highlights


                                                      PART B

                            INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Techniques and Risks; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Fund
14.    Control Persons and Principal Holders of Securities......        Management of the Fund
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements


                                                      PART C

               INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE
                         ITEM, SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

           Prospectus

           > AUGUST 1, 2003



           PHOENIX
           PARTNER [logo] SELECT

           Phoenix Partner Select Wealth Builder Fund

           Phoenix Partner Select Wealth Guardian Fund





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                                                    prospectuses by mail?
                                                            Go to
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                                                        for E-Delivery







                                                              Neither the Securities and Exchange Commission
                                                              nor any state securities commission has approved
                                                              or disapproved of these securities or determined
                                                              if this prospectus is truthful or complete. Any
                                                              representation to the contrary is a criminal offense.

                                                              This prospectus contains important information
                                                              that you should know before investing in Phoenix
       [Logo] PHOENIX                                         Partner Select Wealth Builder Fund and Phoenix
              INVESTMENT PARTNERS, LTD.                       Partner Select Wealth Guardian Fund. Please read
              Committed to Investor Success(SM)               it carefully and retain it for future reference.


                      PHOENIX PARTNER SELECT FUNDS
--------------------------------------------------------------------------------

                      TABLE OF CONTENTS


                      Phoenix Partner Select Wealth Builder Fund
                         Investment Risk and Return Summary...............................................   1
                         Fund Expenses....................................................................   8
                      Phoenix Partner Select Wealth Guardian Fund
                         Investment Risk and Return Summary...............................................  10
                         Fund Expenses....................................................................  17
                      Management of the Funds.............................................................  19
                      Pricing of Fund Shares..............................................................  19
                      Sales Charges.......................................................................  21
                      Your Account........................................................................  23
                      How to Buy Shares...................................................................  24
                      How to Sell Shares..................................................................  25
                      Things You Should Know When Selling Shares..........................................  25
                      Account Policies....................................................................  27
                      Investor Services...................................................................  28
                      Tax Status of Distributions.........................................................  29
                      Underlying Mutual Funds--Expenses...................................................  30
                      Financial Highlights................................................................  31


PHOENIX PARTNER SELECT WEALTH BUILDER FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Phoenix Partner Select Wealth Builder Fund (the "Wealth Builder Fund") is a fund of funds that has an investment objective of seeking capital appreciation. There is no guarantee that the fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES OF THE WEALTH BUILDER FUND

> The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated mutual funds that employ diverse investment styles. The fund's emphasis on diversification is intended to moderate volatility by limiting the effect of one investment style.

> Under normal conditions, the fund allocates assets among underlying affiliated mutual funds to achieve a target allocation mix of approximately 80% of assets in equity mutual funds, and approximately 20% of assets in bond mutual funds.


> The adviser determines the combination of affiliated investment companies that it believes best represents the selected asset allocation. The allocations to the underlying mutual funds are based on the adviser's assessment of the appropriate mix of risk and return characteristics to best meet the fund's investment objective.


> The adviser intends to monitor the fund's allocations and gradually rebalance assets to maintain the targeted allocations.


> The fund's adviser will review the selection of, and the target ranges within, the underlying mutual funds and may make adjustments as market changes warrant.

> The adviser to each underlying mutual fund is responsible for deciding which securities to purchase and sell for their respective underlying mutual fund.


>        The fund may also invest in high-quality short-term securities.


Temporary Investment Strategy: During adverse economic or market conditions, any part of the fund's assets may be held in cash or money market instruments, including but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.


                                   Phoenix Partner Select Wealth Builder Fund  1

PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING MUTUAL FUNDS

The adviser plans to allocate the fund's assets among the following underlying affiliated mutual funds; however, the adviser reserves the right to invest in other underlying affiliated mutual funds as it deems appropriate in pursuit of the fund's investment objective.

> The Phoenix Duff & Phelps Institutional Managed Bond Portfolio, under normal circumstances, invests at least 80% of its assets in bonds rated in the four highest rating categories at the time of investment, or if unrated, are of comparable quality in the adviser's opinion. The portfolio may invest in foreign securities, including emerging market securities. Securities selected for investment may be of any maturity or duration.

> The Phoenix-Duff & Phelps Real Estate Securities Fund, under normal circumstances, invests at least 80% of its assets in publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. The fund invests principally in equity REITS, but may also invest in mortgage REITs. The fund concentrates its assets in the real estate industry and is non-diversified under federal securities laws.

> The Phoenix-Kayne Large Cap Fund, under normal circumstances, invests at least 80% of its assets in common stocks of recognized companies having a market capitalization of at least $5 billion at the time of investment. The adviser uses a blended growth and value strategy when selecting securities for investment and emphasizes consistently growing, highly profitable, low-debt companies with rising cash flows, which it believes to be of high quality.

> The Phoenix-Kayne Small-Mid Cap Fund, under normal circumstances, invests at least 80% of its assets in common stocks of small and mid capitalization companies that, at the time of initial investment, have a market capitalization within the range of companies included in the Russell 2500 Index. At June 30, the market cap range of the Russell 2500 Index was $29.2 million to $1.4 billion. The adviser uses a blended growth and value strategy when selecting securities for investment and emphasizes consistently growing, highly profitable, low-debt companies with rising cash flows, which it believes to be of high quality.

> The Phoenix Market Neutral Fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks. Under normal circumstances, the fund seeks to maintain a balance between investments that are expected to benefit from a general rise in stock prices and investments that are expected to benefit from a general stock market decline. In selecting securities for investment, the fund uses a blended strategy, investing in both growth and value stocks.

> The Phoenix-Oakhurst Growth & Income Fund invests in equity securities, primarily common stocks. Under normal circumstances, the fund will invest at least 65% of its assets in common stocks or other equity securities; however, the adviser intends to so invest nearly all of the funds assets, rather than holding significant amounts of cash and


2 Phoenix Partner Select Wealth Builder Fund short-term investments. The adviser uses a quantitative value strategy that selects equity securities primarily from among the largest 1,500 largest companies in the United States. As of June 30, 2003, the market capitalization range of the 1,500 largest U.S. companies was $600 million to $286 billion.

> The Phoenix-Seneca Bond Fund invests at least 80% of its assets in bonds, at least 65% of which are rated at the time of investment Baa3 or higher by Moody's Investor Service or BBB- or higher by Standard & Poor's Corporation. The fund invests in a diversified portfolio of debt securities, primarily a mix of corporate bonds, mortgage-backed and other asset-backed securities, and U.S. Government securities. The fund may invest in high yield-high risk securities. Securities selected for investment may be of any maturity or duration.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES OF THE WEALTH BUILDER FUND


If you invest in this fund, you risk losing your investment because the fund depends on the investment performance of underlying mutual funds. Therefore, the fund will be subject to the risks associated with the deployment of principal investment strategies of the underlying mutual funds.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying mutual funds invest can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

The adviser seeks to reduce investment risk by diversifying among mutual funds that invest in stocks and bonds. However, there are still the risks of investing in various asset classes, as well as the inherent risks of the underlying mutual funds.

ALLOCATION RISK

The fund's ability to achieve its investment objective will depend largely on the adviser's ability in determining asset class allocations and in selecting the appropriate mix of underlying mutual funds.

UNDERLYING MUTUAL FUNDS RISK

Achieving the fund's objective will depend on the performance of the underlying mutual funds, which depend on the particular securities in which the underlying mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying mutual funds. Since the fund's performance depends on that of each underlying mutual fund, it may be subject to increased volatility.


                                   Phoenix Partner Select Wealth Builder Fund  3

AFFILIATED FUND RISK

The adviser has the authority to select and substitute underlying mutual funds. The fees paid to the adviser are higher than the fees paid by underlying mutual funds. These conditions may create a conflict of interest when selecting underlying mutual funds for investment. Currently, the adviser selects underlying mutual funds for investment based upon asset categories and whether the underlying mutual fund is advised by an affiliate of the adviser.


RISKS ASSOCIATED WITH PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING MUTUAL FUNDS

CREDIT RISK

The underlying mutual funds may invest in debt securities, which securities are subject to credit risk. Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater chance that the issuer will be unable to make such payments when due.

FOREIGN INVESTING

Certain of the investments of the Phoenix Duff & Phelps Institutional Managed Bond Portfolio are subject to risks of foreign investing. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainly in foreign countries, as well as less public information about foreign investments, may negatively impact the portfolio's investments. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. Dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in less developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with more developed securities markets and more advanced regulatory systems.

FULLY INVESTED IN EQUITY SECURITIES

The Phoenix-Oakhurst Growth & Income Fund intends to be fully invested in equity securities. The net asset value of a fund that is fully invested in securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.

GROWTH STOCKS

The Phoenix-Kayne Large Cap Fund, the Phoenix-Kayne Small-Mid Cap Fund, the Phoenix Market Neutral Fund and the Phoenix-Oakhurst Growth & Income Fund invest in growth stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.



4  Phoenix Partner Select Wealth Builder Fund

INTEREST RISK RATE

The underlying mutual funds may invest in debt securities, which securities are subject to interest rate risk. Interest rate trends can have an effect on the value of the shares of the funds. If interest rates rise, the value of debt securities generally will fall. Because the funds may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LIMITED NUMBER OF INVESTMENTS

The Phoenix-Kayne Large Cap Fund and the Phoenix-Kayne Small-Mid Cap Fund invest in a limited number of securities. Conditions that negatively affect securities in the portfolio will have greater impact on these funds as compared with a fund that holds a greater number of security positions. In addition, the funds may be more sensitive to changes in the market value of a single issuer in its portfolio.

MORTGAGE-BACKED AND OTHER PASS-THROUGH SECURITIES

The Phoenix-Duff & Phelps Real Estate Securities Fund invests in mortgage-backed securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated.

NON-DIVERSIFICATION

The Phoenix-Duff & Phelps Real Estate Securities Fund is non-diversified. As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REAL ESTATE INDUSTRY CONCENTRATION

The Phoenix-Duff & Phelps Real Estate Securities Fund concentrates its investments in the real estate industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the real estate industry. Moreover, conditions that negatively impact the real estate industry will have a greater impact on a real estate securities fund as compared to a fund that does not concentrate in one industry.



                                   Phoenix Partner Select Wealth Builder Fund  5

REIT SECURITIES

The Phoenix-Duff & Phelps Real Estate Securities Fund invests in REIT securities. REIT securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in interest rates. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the 1940 Act. Assets invested in REITs incur a layering of expenses paid by the REIT.

SHORT-TERM INVESTMENTS

The underlying mutual funds may invest in short-term instruments, including money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances and instruments that are not U.S. Government securities. Such short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers' acceptances and certificates of deposit. Default or insolvency of the other party to a repurchase agreement presents a risk to the funds.

SHORT SALES

The Phoenix Market Neutral Fund engages in short sales. In order to establish a short position in a security, the fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.

SMALL AND MEDIUM CAPITALIZATIONS

The Phoenix-Kayne Small-Mid Cap Fund invests in small and medium companies. Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

U.S. GOVERNMENT SECURITIES

The underlying mutual funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities, which only guarantee principal and



6 Phoenix Partner Select Wealth Builder Fund interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

Please refer to the prospectuses and Statements of Additional Information of the underlying mutual funds for more detailed information about the principal investment strategies and associated risks of each of the underlying mutual funds.


PERFORMANCE INFORMATION

The fund has been in existence only since the date of this prospectus. Performance information is not included since the fund has not had a full calendar year of investment returns.















                                   Phoenix Partner Select Wealth Builder Fund  7

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                  CLASS C
                                                                   SHARES                    SHARES
                                                                   ------                    ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       5.75%                     None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None                     1%(a)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                           None                      None

Redemption Fee                                                      None                      None

Exchange Fee                                                        None                      None
                                                          ----------------------------------------------------

                                                                   CLASS A                  CLASS C
                                                                   SHARES                    SHARES
                                                                   ------                    ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                     0.10%                    0.10%

Distribution and Service (12b-1) Fees(b) (c)                        None                     0.75%

Other Expenses(d)                                                   0.72%                    0.72%
                                                                    ----                     ----

TOTAL ANNUAL FUND OPERATING EXPENSES                                0.82%                    1.57%
                                                                    ====                     ====

Expense Reduction(e)                                                0.42%                    0.42%

NET ANNUAL FUND OPERATING EXPENSES (f) (g)                          0.40%                    1.15%
                                                                    ====                     ====

--------------------

(a) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b) Class A Shares and Class C Shares are authorized under the fund's 12b-1 plan to pay fees up to 0.25% and 1.00% respectively. In addition, the underlying mutual funds' Class A Shares and Class Y Shares in which the fund invests impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the fund has reduced the 12b-1 fee by the amount of underlying mutual funds' Class A and Class Y 12b-1 fees. The net amounts are shown in the table.

(c) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(d) Estimated at this time.

(e) Contractual arrangement with Phoenix Investment Counsel, Inc. through November 30, 2004 for expenses that exceed 0.30%, excluding management fees and 12b-1 fees.


(f) The fund indirectly pays a portion of the expenses incurred by the underlying mutual funds. After combining the net operating expenses of the fund with the weighted average of the total operating expenses of the underlying mutual funds in which, at the effective date of this prospectus, it is anticipated to invest, the estimated total annualized expense ratio for Class A Shares and Class C Shares is 1.72% and 2.47%, respectively. However, the combined ratio could be higher or lower depending upon the actual underlying mutual funds selected by the adviser.

(g) In addition to the Net Annual Fund Operating Expenses which the fund bears directly, the fund's shareholders indirectly bear the expenses of the underlying mutual funds in which the fund invests. The fund's estimated indirect expenses from investing in the underlying mutual funds, based on its target allocations and underlying mutual fund expenses, is 1.32% for Class A Shares and 1.32% for Class C Shares.



8  Phoenix Partner Select Wealth Builder Fund

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the weighted average of the total operating expenses of the underlying affiliated mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   CLASS         1 YEAR           3 YEARS            5 YEARS          10 YEARS
--------------------------------------------------------------------------------

   Class A        $740            $1,086             $1,455            $2,488

--------------------------------------------------------------------------------

   Class C        $350             $770              $1,316            $2,621

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS         1 YEAR           3 YEARS            5 YEARS          10 YEARS
--------------------------------------------------------------------------------

   Class C        $250             $710             $1,316            $2,621

--------------------------------------------------------------------------------






                                   Phoenix Partner Select Wealth Builder Fund  9

PHOENIX PARTNER SELECT WEALTH GUARDIAN FUND
INVESTMENT RISK AND RETURN SUMMARY

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


The Phoenix Partner Select Wealth Guardian Fund (the "Wealth Guardian Fund") is a fund of funds that has an investment objective of long-term capital appreciation and current income. There is no guarantee that the fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES

> The fund seeks to achieve its objective by investing its assets in a mix of underlying mutual funds that employ diverse investment styles. The fund's emphasis on diversification is intended to moderate volatility by limiting the effect of one investment style.

> Under normal conditions, the fund allocates assets among underlying mutual funds to achieve a target allocation mix of approximately 60% of assets in equity mutual funds, and approximately 40% of assets in bond mutual funds.

> The adviser determines the combination of affiliated investment companies that it believes best represents the selected asset allocation. The allocations to the underlying mutual funds are based on the adviser's assessment of the appropriate mix of risk and return characteristics to best meet the fund's investment objective.


> The adviser intends to monitor the fund's allocations and gradually rebalance assets to maintain the targeted allocations.


> The fund's adviser will review the selection of, and the target ranges within, the underlying mutual funds and make adjustments as may market changes warrant.

> The adviser to each underlying mutual fund is responsible for deciding which securities to purchase and sell for their respective underlying mutual fund.


>        The fund may also invest in high-quality short-term securities.


Temporary Investment Strategy: During adverse economic or market conditions, any part of the fund's assets may be held in cash or money market instruments, including but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.



10  Phoenix Partner Select Wealth Guardian Fund

PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING MUTUAL FUNDS

The adviser plans to allocate the fund's assets among the following underlying affiliated mutual funds; however, the adviser reserves the right to invest in other underlying affiliated mutual funds as it deems appropriate in pursuit of the fund's investment objective.

> The Phoenix Duff & Phelps Institutional Managed Bond Portfolio, under normal circumstances, invests at least 80% of its assets in bonds rated in the four highest rating categories at the time of investment, or if unrated, are of comparable quality in the adviser's opinion. The portfolio may invest in foreign securities, including emerging market securities. Securities selected for investment may be of any maturity or duration.

> The Phoenix-Duff & Phelps Real Estate Securities Fund, under normal circumstances, invests at least 80% of its assets in publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. The fund invests principally in equity REITS, but may also invest in mortgage REITs. The fund concentrates its assets in the real estate industry and is non-diversified under federal securities laws.

> The Phoenix-Kayne Large Cap Fund, under normal circumstances, invests at least 80% of its assets in common stocks of recognized companies having a market capitalization of at least $5 billion at the time of investment. The adviser uses a blended growth and value strategy when selecting securities for investment and emphasizes consistently growing, highly profitable, low-debt companies with rising cash flows, which it believes to be of high quality.

> The Phoenix-Kayne Small-Mid Cap Fund, under normal circumstances, invests at least 80% of its assets in common stocks of small and mid capitalization companies that, at the time of initial investment, have a market capitalization within the range of companies included in the Russell 2500 Index. At June 30, the market cap range of the Russell 2500 Index was $29.2 million to $1.4 billion. The adviser uses a blended growth and value strategy when selecting securities for investment and emphasizes consistently growing, highly profitable, low-debt companies with rising cash flows, which it believes to be of high quality.

> The Phoenix Market Neutral Fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks. Under normal circumstances, the fund seeks to maintain a balance between investments that are expected to benefit from a general rise in stock prices and investments that are expected to benefit from a general stock market decline. In selecting securities for investment, the fund uses a blended strategy, investing in both growth and value stocks.

> The Phoenix-Oakhurst Growth & Income Fund invests in equity securities, primarily common stocks. Under normal circumstances, the fund will invest at least 65% of its assets in common stocks or other equity securities; however the adviser intends to so


                                 Phoenix Partner Select Wealth Guardian Fund 11 invest nearly all of the funds assets, rather than holding significant amounts of cash and short-term investments. The adviser uses a quantitative value strategy that selects equity securities primarily from among the largest 1,500 largest companies in the United States. As of June 30, 2003, the market capitalization range of the 1,500 largest U.S. companies was $600 million to $286 billion.

> The Phoenix-Seneca Bond Fund invests at least 80% of its assets in bonds, at least 65% of which are rated at the time of investment Baa3 or higher by Moody's Investor Service or BBB- or higher by Standard & Poor's Corporation. The fund invests in a diversified portfolio of debt securities, primarily a mix of corporate bonds, mortgage-backed and other asset-backed securities, and U.S. Government securities. The fund may invest in high yield-high risk securities. Securities selected for investment may be of any maturity or duration.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES OF THE WEALTH GUARDIAN FUND


If you invest in this fund, you risk losing your investment because the fund depends on the investment performance of underlying mutual funds. Therefore, the fund will be subject to the risks associated with the deployment of principal investment strategies of the underlying mutual funds.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying mutual funds invest can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

The adviser seeks to reduce investment risk by diversifying among mutual funds that invest in stocks and bonds. However, there are still the risks of investing in various asset classes, as well as the inherent risks of the underlying mutual funds.

ALLOCATION RISK

The fund's ability to achieve its investment objective will depend largely on the adviser's ability in determining asset class allocations and in selecting the appropriate mix of underlying mutual funds.

UNDERLYING MUTUAL FUNDS RISK

Achieving the fund's objective will depend on the performance of the underlying mutual funds, which depend on the particular securities in which the underlying mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying mutual funds. Since the



12 Phoenix Partner Select Wealth Guardian Fund fund's performance depends on that of each underlying mutual fund, it may be subject to increased volatility.


AFFILIATED FUND RISK

The adviser has the authority to select and substitute underlying mutual funds. The fees paid to the adviser are higher than the fees paid by other underlying mutual funds. These conditions may create a conflict of interest when selecting underlying mutual funds for investment. Currently, the adviser selects underlying mutual funds for investment based upon asset categories and whether the underlying mutual fund is advised by an affiliate of the adviser.


RISKS ASSOCIATED WITH PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING MUTUAL FUNDS

CREDIT RISK

The underlying mutual funds may invest in debt securities, which securities are subject to credit risk. Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater chance that the issuer will be unable to make such payments when due.

FOREIGN INVESTING

Certain of the investments of the Phoenix Duff & Phelps Institutional Managed Bond Portfolio are subject to risks of foreign investing. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainly in foreign countries, as well as less public information about foreign investments, may negatively impact the portfolio's investments. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. Dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in less developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with more developed securities markets and more advanced regulatory systems.



FULLY INVESTED IN EQUITY SECURITIES

The Phoenix-Oakhurst Growth & Income Fund intends to be fully invested in equity securities. The net asset value of a fund that is fully invested in securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.

GROWTH STOCKS

The Phoenix-Kayne Large Cap Fund, the Phoenix-Kayne Small-Mid Cap Fund, the Phoenix Market Neutral Fund and the Phoenix-Oakhurst Growth & Income Fund invest in growth stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on


                                 Phoenix Partner Select Wealth Guardian Fund  13
market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

INTEREST RISK RATE

The underlying mutual funds may invest in debt securities, which securities are subject to interest rate risk. Interest rate trends can have an effect on the value of the shares of the funds. If interest rates rise, the value of debt securities generally will fall. Because the funds may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LIMITED NUMBER OF INVESTMENTS

The Phoenix-Kayne Large Cap Fund and the Phoenix-Kayne Small-Mid Cap Fund invest in a limited number of securities. Conditions that negatively affect securities in the portfolio will have greater impact on these funds as compared with a fund that holds a greater number of security positions. In addition, the funds may be more sensitive to changes in the market value of a single issuer in its portfolio.

MORTGAGE-BACKED AND OTHER PASS-THROUGH SECURITIES

The Phoenix-Duff & Phelps Real Estate Securities Fund invests in mortgage-backed securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated.

NON-DIVERSIFICATION

The Phoenix-Duff & Phelps Real Estate Securities Fund is non-diversified. As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REAL ESTATE INDUSTRY CONCENTRATION

The Phoenix-Duff & Phelps Real Estate Securities Fund concentrates its investments in the real estate industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the real estate industry.


14  Phoenix Partner Select Wealth Guardian Fund

Moreover, conditions that negatively impact the real estate industry will have a greater impact on a real estate securities fund as compared to a fund that does not concentrate in one industry.

REIT SECURITIES

The Phoenix-Duff & Phelps Real Estate Securities Fund invests in REIT securities. REIT securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in interest rates. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the 1940 Act. Assets invested in REITs incur a layering of expenses paid by the REIT.

SHORT-TERM INVESTMENTS

The underlying mutual funds may invest in short-term instruments, including money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances and instruments that are not U.S. Government securities. Such short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers' acceptances and certificates of deposit. Default or insolvency of the other party to a repurchase agreement presents a risk to the funds.

SHORT SALES

The Phoenix Market Neutral Fund engages in short sales. In order to establish a short position in a security, the fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.

SMALL AND MEDIUM CAPITALIZATIONS

The Phoenix-Kayne Small-Mid Cap Fund invests in small and medium companies. Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


                                 Phoenix Partner Select Wealth Guardian Fund  15

U.S. GOVERNMENT SECURITIES

The underlying mutual funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities, which only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

Please refer to the prospectuses and Statements of Additional Information of the underlying mutual funds for more detailed information about the principal investment strategies and associated risks of each of the underlying mutual funds.


PERFORMANCE INFORMATION

The fund has been in existence only since the date of this prospectus. Performance information is not included since the fund has not had a full calendar year of investment returns.

















16  Phoenix Partner Select Wealth Guardian Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                  CLASS C
                                                                   SHARES                    SHARES
                                                                   ------                    ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       5.75%                     None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None                     1%(a)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                           None                      None

Redemption Fee                                                      None                      None

Exchange Fee                                                        None                      None
                                                          ----------------------------------------------------

                                                                   CLASS A                  CLASS C
                                                                   SHARES                    SHARES
                                                                   ------                    ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                                     0.10%                    0.10%

Distribution and Service (12b-1) Fees(b) (c)                        None                     0.75%

Other Expenses(d)                                                   1.05%                    1.05%
                                                                    ----                     ----

TOTAL ANNUAL FUND OPERATING EXPENSES                                1.15%                    1.90%
                                                                    ====                     ====

Expense Reduction(e)                                                0.63%                    0.63%

NET ANNUAL FUND OPERATING EXPENSES (f) (g)                          0.52%                    1.27%
                                                                    ====                     ====



(a) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b) Class A Shares and Class C Shares are authorized under the fund's 12b-1 plan to pay fees up to 0.25% and 1.00% respectively. In addition, the underlying mutual funds' Class A Shares and Class Y Shares in which the fund invests impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the fund has reduced the 12b-1 fee by the amount of underlying mutual funds' Class A and Class Y 12b-1 fees. The net amounts are shown in the table.

(c) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(d) Estimated at this time.


(e) Contractual arrangement with Phoenix Investment Counsel, Inc. through November 30, 2004 for expenses that exceed 0.42%, excluding management fees and 12b-1 fees.


(f) The fund indirectly pays a portion of the expenses incurred by the underlying mutual funds. After combining the net operating expenses of the fund with the weighted average of the total operating expenses of the underlying mutual funds in which, at the effective date of this prospectus, it is anticipated to invest, the estimated total annualized expense ratio for Class A Shares and Class C Shares is 1.75% and 2.50%, respectively. However, the combined ratio could be higher or lower depending upon the actual underlying mutual funds selected by the adviser.


(g) In addition to the Net Annual Fund Operating Expenses which the fund bears directly, the fund's shareholders indirectly bear the expenses of the underlying mutual funds in which the fund invests. The fund's estimated indirect expenses from investing in the underlying mutual funds, based on its target allocations and underlying mutual fund expenses, is 1.23% for Class A Shares and 1.23% for Class C Shares.





                                 Phoenix Partner Select Wealth Guardian Fund  17

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the total operating expenses of the underlying affiliated mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   CLASS             1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class A           $743            $1,094          $1,469           $2,519

--------------------------------------------------------------------------------

   Class C           $353            $  779          $1,331           $2,652

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS             1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class C           $253            $  779          $1,331           $2,652

--------------------------------------------------------------------------------





18  Phoenix Partner Select Wealth Guardian Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix"), the investment adviser to the funds, is located at 56 Prospect Street, Hartford, Connecticut and has acted as an investment adviser for over 60 years. Phoenix acts as the investment adviser for 13 fund companies totaling 38 mutual funds and as adviser to institutional clients. The adviser has no previous experience in managing a fund of funds. As of June 30, 2003, Phoenix had $23.4 billion in assets under management.


Subject to the direction of the funds' Board of Trustees, the adviser is responsible for managing the fund's investment program and the day-to-day operations of the funds' portfolios. As compensation for its services, the adviser is entitled to a fee, payable monthly, at an annual rate of 0.10% of the average daily net assets of each fund. As a fund of funds, however, each underlying mutual fund's adviser manages the daily investments of the underlying mutual fund portfolio and receives a management fee for this service.


The funds' investment adviser has contractually agreed to reimburse through November 30, 2004 other operating expenses of each fund (as compared to each underlying mutual fund) to the extent that such expenses (excluding management fees and 12b-1 distribution and services fees) exceed 0.30% for each class of shares of the Wealth Builder Fund and 0.42% for each class of shares of the Wealth Guardian Fund.


PORTFOLIO MANAGEMENT

An investment advisory committee provides investment advisory and allocation services for the funds.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of the fund.


                                                Phoenix Partner Select Funds  19

Asset Value: Each fund's assets consist primarily of shares of the underlying mutual funds, which are valued at their respective net asset values. To determine net asset value, each fund and each underlying mutual fund values its assets at market value. If market quotations are not available, the funds and underlying mutual funds determine a "fair value" for an investment according to rules and procedures approved by that fund's Trustees. Debt securities (other than short-term investments) held by the underlying mutual funds are valued on the basis of broker quotations or valuations provided by a pricing service approved by that fund's Trustees when such prices are believed to reflect the fair value of such securities. Equity securities held by the underlying mutual funds are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.


Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Since the underlying mutual funds may hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds and the underlying mutual funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.


The funds purchase Class A Shares and Class Y Shares, as applicable, of each underlying mutual fund at net asset value.


AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


20  Phoenix Partner Select Funds

SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


Each fund presently offers two classes of shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders. The 12b-1 fees applicable to each class of shares will be reduced by the 12b-1 fee of the underlying mutual funds' Class A Shares or Class Y Shares.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your sales representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a discount in sales charges on Class A Shares if you purchase more than the break point amounts described below. Please be sure that you fully understand the choices offered before investing.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class C Shares.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. Class C Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class C Shares do not convert to any other class of shares of the fund.





                                                Phoenix Partner Select Funds  21

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                      SALES CHARGE AS
                                                      A PERCENTAGE OF
                                             ---------------------------------
AMOUNT OF                                                              NET
TRANSACTION                                     OFFERING             AMOUNT
AT OFFERING PRICE                                PRICE              INVESTED
------------------------------------------------------------------------------
Under $50,000                                     5.75%               6.10%
$50,000 but under $100,000                        4.75                4.99
$100,000 but under $250,000                       3.75                3.90
$250,000 but under $500,000                       2.75                2.83
$500,000 but under $1,000,000                     2.00                2.04
$1,000,000 or more                                None                None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS C SHARES

Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

YEAR                 1                2+
--------------------------------------------------------------------------------
CDSC                 1%               0%









22 Phoenix Partner Select Funds

YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. See below for more information on the Investo-Matic program.

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.


                                                Phoenix Partner Select Funds  23

STEP 2.

Your second choice will be what class of shares to buy. The funds offer two classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

----------------------------------- ----------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
----------------------------------- ----------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
----------------------------------- ----------------------------------------------------------------------------
Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                    02266-8301.
----------------------------------- ----------------------------------------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------
Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                    66 Brooks Drive, Braintree, MA 02184.
----------------------------------- ----------------------------------------------------------------------------
By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                    P.O. Box 8301, Boston, MA 02266-8301.
----------------------------------- ----------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------


24  Phoenix Partner Select Funds

HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


------------------------------------ -----------------------------------------------------------------------------
                                     TO SELL SHARES
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -----------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                     Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ -----------------------------------------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ -----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the


                                                Phoenix Partner Select Funds  25
accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instructions if all of these apply:

         o  The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o  You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


26  Phoenix Partner Select Funds

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at PhoenixInvestments.com.


         o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.


                                                Phoenix Partner Select Funds  27

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily suspend or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited and the funds' distributor has the right to reject or suspend them.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information call (800) 243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is


28  Phoenix Partner Select Funds

$25 and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------
   FUND                                                   DIVIDEND PAID
--------------------------------------------------------------------------

   Wealth Guardian Fund                                    Semiannually
--------------------------------------------------------------------------
   Wealth Builder Fund                                     Semiannually

--------------------------------------------------------------------------


Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The use of a fund of funds structure may affect the amount, timing and character of distributions to shareholders.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.






















                                                Phoenix Partner Select Funds  29

UNDERLYING MUTUAL FUNDS--EXPENSES
--------------------------------------------------------------------------------

NOTE: The percentage of assets invested by each of the funds in the underlying mutual funds will vary at the adviser's discretion. Any and all of the funds in the Phoenix Fund complex can be used as an underlying mutual fund in each of the funds.

PHOENIX PARTNER SELECT WEALTH BUILDER FUND

Shareholders in the fund will indirectly bear the fund's pro rata share of the fees and expenses of the underlying mutual funds in which the fund invest, including a 12b-1 fee of 0.25% incurred as a result of the fund's investment in Class A Shares or Class Y Shares of the underlying mutual fund. The following table provides the expense ratios for each underlying mutual fund in which the fund intends to invest upon commencement of operations (based on the expense ratios reflected in each underlying mutual fund's current Annual Report).

----------------------------------------------------------------------------------------------------------------
                                                                            TOTAL OPERATING
                                                                                EXPENSE             TARGET
UNDERLYING MUTUAL FUND                                                          RATIOS            ALLOCATION
------------------------------------------------------------------------- -------------------- -----------------

Phoenix Duff & Phelps Institutional Managed Bond Portfolio--Class Y               0.80%              10.0%
------------------------------------------------------------------------- -------------------- -----------------
Phoenix-Duff & Phelps Real Estate Securities Fund--Class A                        1.30%              10.0%
------------------------------------------------------------------------- -------------------- -----------------
Phoenix-Kayne Large Cap Fund--Class A                                             1.30%              20.0%
------------------------------------------------------------------------- -------------------- -----------------
Phoenix-Kayne Small-Mid Cap Fund--Class A                                         1.47%              25.0%
------------------------------------------------------------------------- -------------------- -----------------
Phoenix Market Neutral Fund--Class A                                              2.30%               5.0%
------------------------------------------------------------------------- -------------------- -----------------
Phoenix-Oakhurst Growth & Income Fund--Class A                                    1.25%              20.0%
------------------------------------------------------------------------- -------------------- -----------------
Phoenix-Seneca Bond Fund--Class A                                                 1.15%              10.0%

----------------------------------------------------------------------------------------------------------------

Based on the fund's target asset allocation at commencement of operations, the total annualized weighted average expense ratios of the fund, including the weighted average of the total expense ratios of the underlying mutual funds in which it is scheduled to invest, are estimated to be as follows:

------------------------------------------------------------------------------------------------------------------
                                                                     CLASS A SHARES            CLASS C SHARES
--------------------------------------------------------------- ------------------------ -------------------------

 Wealth Builder Fund                                                     1.72%*                    2.47%*

------------------------------------------------------------------------------------------------------------------

* Includes effect of adviser's expense reduction of 0.42%.





30  Phoenix Partner Select Funds

PHOENIX PARTNER SELECT WEALTH GUARDIAN FUND


Shareholders in the fund will indirectly bear the fund's pro rata share of the fees and expenses of the underlying mutual funds in which the fund invest, including a 12b-1 fee of 0.25% incurred as a result of the fund's investment in Class A or Class Y shares of the underlying mutual fund. The following table provides the expense ratios for each underlying mutual fund in which the fund intends to invest upon commencement of operations (based on the expense ratios reflected in each underlying mutual fund's current Annual Report).

----------------------------------------------------------------------------------------------------------------
                                                                            TOTAL OPERATING
                                                                                 EXPENSE            TARGET
                        UNDERLYING MUTUAL FUND                                   RATIOS           ALLOCATION
------------------------------------------------------------------------- --------------------- ----------------

Phoenix Duff & Phelps Institutional Managed Bond Portfolio--Class Y               0.80%               20.0%
------------------------------------------------------------------------- --------------------- ----------------
Phoenix-Duff & Phelps Real Estate Securities Fund--Class A                        1.30%               10.0%
------------------------------------------------------------------------- --------------------- ----------------
Phoenix-Kayne Large Cap Fund--Class A                                             1.30%               17.5%
------------------------------------------------------------------------- --------------------- ----------------
Phoenix-Kayne Small-Mid Cap Fund--Class A                                         1.47%               10.0%
------------------------------------------------------------------------- --------------------- ----------------
Phoenix Market Neutral Fund--Class A                                              2.30%               5.0%
------------------------------------------------------------------------- --------------------- ----------------
Phoenix-Oakhurst Growth & Income Fund--Class A                                    1.30%               17.5%
------------------------------------------------------------------------- --------------------- ----------------
Phoenix-Seneca Bond Fund--Class A                                                 1.20%               20.0%

----------------------------------------------------------------------------------------------------------------

Based on the fund's target asset allocation at commencement of operations, the total annualized weighted average expense ratios of the fund, including the weighted average of the total expense ratios of the underlying mutual funds in which it is scheduled to invest, are estimated to be as follows:

------------------------------------------------------------------------------------------------------------------
                                                                    CLASS A SHARES            CLASS C SHARES
--------------------------------------------------------------- ------------------------ -------------------------

 Wealth Guardian Fund                                                    1.75%*                    2.50%*

-----------------------------------------------------------------------------------------------------------------



* Includes effect of adviser's expense reduction of 0.63%.



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Wealth Builder Fund and the Wealth Guardian Fund are new funds as of the date of this prospectus and, as such, do not yet have financial information to report.




                                                Phoenix Partner Select Funds  31

    [logo]

    PHOENIX EQUITY PLANNING CORPORATION
    P.O. Box 150480
    Hartford, CT 06115-0480


[logo] PHOENIX
       INVESTMENT PARTNERS, LTD.
       A member of The Phoenix Companies, Inc.









ADDITIONAL INFORMATION

You can find more information about the funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to send an email request.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Advisor Consulting Group: 1-800-243-4361
Text Telephone: 1-800-243-1926








Investment Company Act File No. 811-7643
PXP 1794 (8/03)

                          PHOENIX PARTNER SELECT FUNDS
                  PHOENIX PARTNER SELECT GROWTH & DIVIDEND FUND
                   PHOENIX PARTNER SELECT WEALTH BUILDER FUND


                                101 Munson Street
                              Greenfield, MA 01301


                       STATEMENT OF ADDITIONAL INFORMATION

                             August 1, 2003

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Partner Select Funds, dated August 1, 2003, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                            PAGE


The Trust..................................................................    1
Investment Restrictions....................................................    1
Investment Techniques & Risks..............................................    2
Performance Information ...................................................   12
Portfolio Transactions and Brokerage.......................................   13
Services of the Advisers...................................................   14
Net Asset Value............................................................   16
How to Buy Shares..........................................................   17
Alternative Purchase Arrangements..........................................   17
Investor Account Services..................................................   19
How to Redeem Shares.......................................................   20
Tax Sheltered Retirement Plans.............................................   21
Dividends, Distributions and Taxes.........................................   22
The Distributor............................................................   24
Distribution Plans.........................................................   25
Management of the Trust ...................................................   26
Additional Information.....................................................   32




                      Mutual Fund Services: (800) 243-1574
                    Advisor Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926






PXP 1794B (08/03)

                                    THE TRUST


   Phoenix Partner Select Funds (the "Trust") is a diversified open-end management investment company, consisting currently of two series, the Phoenix-Partner Select Growth & Dividend Fund ("Growth & Dividend Fund") and the Phoenix-Partner Select Wealth Builder Fund ("Wealth Builder") (each a "Fund," and together the "Funds"), each with two classes of shares. The Trust was originally organized as a Massachusetts business trust in May 1996 and was reorganized as a business trust under Delaware law in November 2000. Prior to May 16, 2003, the Trust was named Phoenix-Aberdeen Series Fund.


   The Trust's prospectus describes the investment objectives of each of the Funds and the strategies that each of the Funds will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion describes the Funds' investment policies and techniques and supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     The Fund may not:

     (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


     (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities). This prohibition shall not apply to the purchase of investment company shares. For purposes of determining the amount of each Fund's total assets invested in the securities of one or more issuers conducting their principal business activities in the same industry, each Fund will look through to the securities held by the underlying affiliated mutual funds in which the Fund invests.


     (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

     (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

     (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

     (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

     (8) Make loans, except that the Fund may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

     If any percentage restriction described above for the Funds are adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   Each of the Funds pursues its investment objective(s) by investing its assets in a mix of underlying mutual funds that employ diverse investment techniques. Each underlying mutual fund will engage in certain investment techniques and practices to the extent permitted and consistent with the underlying mutual fund's investment objective. The following is a description of key investment techniques, and their associated risks, of the underlying mutual funds in which it is anticipated the Funds will invest. Please refer to the prospectus and statement of additional information for each underlying mutual fund for specific details.


   Section 12 of the Investment Company Act of 1940 limits the percentage of shares of other mutual funds that a mutual fund may purchase. The Wealth Guardian Fund and the Wealth Builder Fund are exempt from this limitation so long as, among other things, the fund and the underlying mutual funds are affiliates, and the underlying mutual funds are themselves not a fund of funds.


   IMPORTANT NOTE: The following descriptions pertain to the underlying mutual funds in which the Funds will invest. The Funds will not use these techniques directly.

CORPORATE DEBT SECURITIES

   A Fund's investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund's minimum ratings criteria or if unrated are, in the Subadviser's opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. Dollar and a foreign currency or currencies or to the value of commodities, such as gold.

   CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed-income security.

   A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Funds are called for redemption, the Funds could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Bond Funds generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

   HIGH YIELD-HIGH RISK SECURITIES. Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name "high-yield" securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These securities are regarded as predominantly speculative as to the issuer's continuing ability to meet principal and interest payment obligations. The markets for these securities are relatively new and many of the outstanding high-yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment-grade corporate bonds, does not exist for these securities. Analysis of the creditworthiness of issuers of lower quality debt securities may be more complex than for issuers of higher quality debt securities.

   High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher quality investments, but more sensitive to adverse economic developments or individual corporate developments. A projection of an economic downturn or of a period of rising interests rates, for example, could cause a decline in high-yield securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. Market prices of high-yield securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

   The secondary market on which high-yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity could adversely affect the price at which a Fund could sell a high-yield security and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly traded market. When secondary markets for these securities are less liquid than the market for higher-grade securities, it may be more difficult to value the high-yield securities because the valuation may require more research and judgment may play a greater role in valuation because of the lack of reliable, objective data.

FOREIGN SECURITIES

   The Funds may invest in the securities of foreign issuers. The Funds may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Funds may purchase the securities of issuers from various countries, including countries commonly referred to as "emerging markets." The Funds may also invest in domestic securities denominated in foreign currencies.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Funds will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

   Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the Adviser will strive to be sensitive to publicize reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund's investments in such countries and the availability of additional investments in such countries.

   When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Funds will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

   Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or its investors.

   The Funds will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Fund's portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   In order to hedge against adverse movements in exchange rates between currencies, the Funds may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Funds may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.

ILLIQUID SECURITIES

   The Funds may invest in securities that are not liquid. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the Funds will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

INTEREST RATES

   The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

   Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

   Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Adviser's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

MONEY MARKET INSTRUMENTS

   To meet margin requirements, redemptions or for investment purposes, the Funds will hold a portion of its assets in full faith and credit obligations of the United States (e.g., U.S. Treasury Bills), high quality short-term notes, commercial paper or other money market instruments. To be considered "high quality" such obligations must be rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's"), issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Manager to be of comparable quality to any of the foregoing.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

   MORTGAGE PASS-THROUGH SECURITIES. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

   Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Securities issued by certain private organizations may not be readily marketable.

   Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

   CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

   FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking Fund schedule. Sinking Fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

   CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Funds may fail to recoup fully its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to the Fund's limitations on investment in illiquid securities.

   STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

   Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

   The Funds may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.

   OTHER ASSET-BACKED SECURITIES. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

   Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

   The Adviser expects additional assets will be "securitized" in the future. The Funds may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.

OPTIONS

   The Funds may, from time to time, write covered call option contracts as a means of increasing the total return of the Fund's portfolio and also as a means of providing limited protection against increases in market value of the Fund's portfolio. Such contracts will be written on securities in which the Funds have authority to invest and on securities indices listed on an organized national securities exchange.

   A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A written call option is "covered" if, throughout the life of the option (1) the Funds owns the optioned securities,
(2) the Funds maintain in a pledged account with its Custodian, any asset, including equity securities, as long as the asset is liquid, unencumbered and marked to market daily with a value sufficient to meet its obligations under the call, or (3) if the Funds owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The Funds will only write call option contracts when it is believed that the total return to the Funds can be increased through such premiums consistent with the Fund's investment objective.

   The Funds may also write covered call options on securities indices. Through the writing of call index options, the Funds can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon the exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.

   The Funds may purchase options to close out a position, (i.e. a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security). When a security is sold from the Fund's portfolio, the Funds will first effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Funds may wish to purchase a call option to hedge its portfolio against any anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices.

   The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by the Funds are not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the Funds will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Funds seek to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Funds may be unable to close out an option position.

   FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS. The Funds may enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options"). Each Fund may purchase and sell futures contracts for hedging purposes and in an attempt to increase total return. A futures contract is an agreement between two parties to buy and sell a security for a set price at a future time. Each Fund may also enter into index-based futures contracts and interest rate futures contracts. Futures contracts on indices provide for a final cash settlement on the expiration date based on changes in the relevant index. All futures contracts are traded on designated "contract markets" licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") which, through their clearing corporations, guarantee performance of the contracts.

   Generally, while market interest rates increase, the value of outstanding debt securities declines (and vice versa). If a Fund holds long-term debt securities and the Subadviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of that Fund's futures contract would increase, thereby preventing net asset value from declining as much as it otherwise would have. If the Subadviser expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher-yielding short-term securities or waiting or the long-term market to stabilize. Similar techniques may be used by the Funds to hedge stock market risk.

   Each Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option. The risk of loss to a Fund purchasing an option on a futures contract is limited to the premium paid for the option.

   A Funds may purchase put options on futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to hedge a long position in the underlying futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

   A Funds would write a call option on a futures contract in order to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the applicable Funds would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

   The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if market price declines, a Funds would pay more than the market price for the underlying securities. The net cost to a Funds will be reduced, however, by the premium received on the sale of the put, less any transaction costs.

   Each Funds may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts.

   In purchasing and selling futures contracts and related options, each Fund intend to comply with rules and interpretations of the CFTC and of the SEC.

   LIMITATIONS ON FINANCIAL FUTURES AND RELATED OPTIONS. Each Fund will engage in futures and related options transactions only for bona fide hedging purposes in accordance with CFTC regulations or in an attempt to increase total return to the extent permitted by such regulations. In hedging transactions, a Funds will seek to invest in futures contracts and futures options the prices of which are substantially related to price fluctuations in securities held by the Funds or which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Funds owns, or futures contracts will be purchased to protect the Funds against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Funds expect that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), a Funds will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Funds to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Funds to elect to comply with a different test, under which the sum of the amounts of initial margin deposits and premiums on its futures positions entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of that Fund's net assets, after taking into account unrealized gains and losses on such positions. A Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for Federal income tax purposes (see "Dividends, Distributions, and Tax Status").

   A Funds will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by the Fund's custodian (or a subcustodian) for the benefit of the merchant through whom a Fund engages in such futures and options transactions. In the case of futures contracts or options thereon requiring the Funds to purchase securities, the Funds must segregate liquid assets in an account maintained by the Custodian to cover such contracts and options that is marked to market daily.

OTHER INVESTMENT COMPANIES

   Each Fund may invest up to 10% of its total assets in securities issued by other investment companies investing in securities in which the Funds can invest provided that such investment companies invest in portfolio securities in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), require a Fund to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (b) either (i) that Funds and affiliated persons of that Funds not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

PARTICIPATION INTERESTS

   The Bond Funds may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Subadviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES

   The Funds may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the Commission. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Funds in secondary market transactions to certain qualified investors pursuant to rules established by the Commission, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (The "1933 Act"). Public sales of such securities by the Funds may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Funds may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the Commission for which the Trustees of the Funds determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of the Funds may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund; the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

RATINGS

   If the rating of a security purchased by a Funds are subsequently reduced below the minimum rating required for purchase or a security purchased by the Funds ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Funds should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund's adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.


REAL ESTATE INVESTMENT TRUSTS ("REITS")


   REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.


   REITs can generally be classified as follows:


   --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

   --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

   --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

   REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Funds should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

   RISKS OF INVESTMENT IN REAL ESTATE SECURITIES. Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The Real Estate Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

   In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Funds to possibly fail to qualify as a regulated investment company.

REPURCHASE AGREEMENTS

   The Funds may enter into repurchase agreements with respect to U.S. Government securities. Repurchase agreements may be entered into only with registered broker/dealers or Government securities dealers ("dealers") and depository institutions ("banks") believed by the Adviser to present minimum credit risk in accordance with guidelines approved by the Fund's Trustees. The Adviser will review and monitor the creditworthiness of such dealers and banks. Under such agreements, the dealer or bank agrees, upon entering into the contract, to repurchase a security it sells at a time and price mutually agreed upon with the purchaser of the security, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking the underlying securities to their market value. With respect to any repurchase agreements with a maturity of greater than one day, such agreement shall be collateralized in an amount at least equal to 102 percent of the repurchase price. The Funds do not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying securities during the period while the Funds seeks to enforce its rights thereto: (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing rights.

SECURITIES LENDING

   The Funds may lend portfolio securities to broker/dealers or other institutional borrowers, but only when the borrower pledges cash collateral to the Funds and agrees to maintain such so that it amounts at all times to at least 100% of the value of the securities loaned. Furthermore, the Funds may terminate such loans at any time and must receive reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. Upon expiration of the loan, the borrower of the securities will be obligated to return to the Funds the same number and kind of securities as those loaned together with duly executed stock powers. The Funds must be permitted to vote the proxies if a material event affecting the value of the security is to occur. The Funds may pay reasonable fees in connection with the loan, including reasonable fees to the Fund's Custodian for its services.

SHORT SALES


   The Market Neutral Fund will, and other of the Funds may, seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through the use of short sales (selling a security it does not own) in anticipation of a decline in the value of the security sold short relative to the long positions held by the Fund. Historically, the

Funds have maintained a short position exposure within 5% of its long position exposure. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Funds are required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account) until the short position is closed out, to the extent necessary to meet margin requirements. The Funds also will incur transaction costs in effecting short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Funds may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Funds over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Funds will be able to close out the position at any particular time or at an acceptable price.


SMALL COMPANIES

   Investors in Funds that invest in smaller companies should consider carefully the special risks involved. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

SWAP AGREEMENTS

   The Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the Fund's portfolio.

   Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Subadviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Funds bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause a Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

WARRANTS TO PURCHASE SECURITIES

   The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Funds to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

U.S. TREASURY AND CORPORATE ZERO COUPON BOND

   The Funds may invests in U.S. Treasury and corporate zero coupon bonds. Zero coupon bonds are issued and traded at a discount from their face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds and prevailing interest rates. The market price of U.S. Treasury zero coupon bonds are generally more volatile than the U.S. Treasury securities that pay interest periodically and zero coupon bonds are likely to respond to changes in interest rates to a greater degree than do securities on which regular cash payments of interest are being made that have similar maturities. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Funds must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds. Because the Funds will not receive on a current basis, cash payments in respect of accrued original issue discount on zero coupon bonds during the period before maturity, the Funds will distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code.

WHEN-ISSUED SECURITIES

   The Funds may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place more than seven days in the future or after a period longer than the customary settlement period for the particular security. Customary settlement for newly-issued mortgage-backed securities occurs only when the composition of the underlying mortgage pool is set, typically once a month.

   At the time the Funds makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security and the liability to pay the purchase price in determining the Fund's net asset value. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Thus there is a risk of loss which is in addition to the risk of decline in the value of the Fund's other assets. No interest accrues on the security between the time the Funds enters into the commitment and the time the security is delivered. The Funds will establish a segregated account with the Custodian in which it will maintain cash and liquid high grade debt securities equal in value to commitments for when-issued or delayed delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Funds will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons, in which case the Funds may sell its interest in the securities rather than take delivery, and may reinvest the proceeds in similar or other securities.

                             PERFORMANCE INFORMATION

   The Funds may, from time-to-time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as the yield of a Class or Fund and as the total return of any Class or Fund.

   Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such Class of Shares of a Fund over periods of 1, 5 and 10 years or up to the life of a Fund, calculated for each Class separately pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class C Shares, and assume that all dividends and distributions are reinvested when paid.

   The Funds may, from time-to-time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Business Daily, Stanger's Mutual Fund Monitor, The Stanger Register,

Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), Standard & Poor's 400 MidCap Index ("S&P 400 Index"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index, Lehman Brothers T-Bond Index, National Associate of Real Estate Investment Trust ("NAREIT Equity Index") and Salomon 90 Day Treasury Bill.

   Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time-to-time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gain components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare a Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.

   A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of such Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

   Performance information is not included in this SAI since the funds began operations as of the date of this SAI.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Funds do not invest directly in securities, but rather invest solely in shares of other affiliated investment companies. The shares of the underlying mutual funds are purchased at net asset value of the shares of that fund without payment of a brokerage commission or a sales charge.

   The investment advisers to the underlying mutual funds execute the portfolio transactions for their respective fund. In allocating portfolio transactions, those investment advisers must comply with the brokerage and allocation procedures adopted by the boards of trustees of the underlying mutual funds. The following is a discussion of the portfolio transactions and brokerage procedures of the underlying mutual funds.

   The Adviser and/or Subadviser (throughout this section the "Adviser") places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Trust and its shareholders.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   A high rate of Portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Trust and indirectly by shareholders.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.

                            SERVICES OF THE ADVISERS


   The investment adviser to the funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2003, PIC had approximately $23.4 billion in assets under management. William R. Moyer, an officer of the Fund, is an officer of PIC.


   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is a sole shareholder of PXP. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as financial agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, CT 06115.

   PNX is a leading provider of wealth management products and services to individuals and businesses. The principal office of PNX is located at One American Row, Hartford, Connecticut, 06115. Phoenix Investment Partners, Ltd. ("PXP"). PXP is the investment management subsidiary of PNX and has served investors for over 70 years. As of June 30, 2003, PXP had approximately $56.5 billion in assets under management through its investment partners: Aberdeen Fund Managers Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL and Scotts Valley, CA, respectively.


   The investment advisory agreements provide that the Funds will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in any public offering of its shares, including among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates (if any) representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of the Funds and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Funds shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Funds is a party.

   The Adviser continuously furnishes an investment program for each Fund and manages the investment and reinvestment of the assets of each Fund subject at all times to the supervision of the Trustees. The Adviser, at its expense, furnishes to the Funds adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust.

   As compensation for its services to each Fund, the Adviser is entitled to a fee, payable monthly, at an annual rate of 0.10% of the Fund's average daily net assets.

   The Investment Advisory Agreement with the Funds provide that the Adviser will reimburse the Funds for the amount, if any, by which the total operating expenses of any Fund (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Funds are permitted to bear under the most restrictive expense limitation (which has not been waived) imposed on mutual funds by any state in which shares of the Fund are then qualified for sale. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Funds would take such action necessary to eliminate this expense limitation.

   The investment advisory agreement also provides that the adviser shall not be liable to the Funds or any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds or by any shareholder of the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   Following its initial two-year term, the investment advisory agreement continues from year-to-year with respect to the Funds so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding voting securities of such Fund and (2) the terms and any renewal of the agreements with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons," as that term is defined in the Investment Company Act of 1940, of the Funds or the relevant adviser, of any such party cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without payment of any penalty the agreement may be terminated as to the Funds or as to a Fund by the Trustees or by the Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding voting securities of such Fund. The agreement automatically terminates upon its assignment (within the meaning of the Investment Company Act). The Investment Advisory Agreement provides that upon its termination, or at the request of the Adviser, the Funds will eliminate all references to "Phoenix" from its name, and will not thereafter transact business in a name using the word "Phoenix".

   The Trust, its Adviser and its Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The

Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AGREEMENTS

   The Board of Trustees is responsible for overseeing the performance of the Funds' investment advisers and determining whether to approve and renew the Funds' investment advisory arrangements. In approving the agreement, the Board primarily considered, with respect to each Fund, the nature and quality of the services to be provided under the agreement and the overall fairness of the agreement to the Funds. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.


   With respect to the nature and quality of the services provided, the Board considered the adviser's record with respect to other funds it manages and the adviser's record of compliance with the investment policies of the other funds it manages and restrictions on personal securities transactions. The Board noted that the performance of each underlying mutual fund selected to be included in Funds' initial asset allocation the was reasonably aligned with that of its respective peer group for the periods reviewed. Furthermore, the Board found no evidence of material or systemic compliance violations by the adviser in its management of the other mutual funds it manages. The Board regularly reviews data relating to the quality of brokerage execution received by the other funds overseen by the Trustees, including the adviser's use of brokers or dealers in fund transactions that provide research and other services to the adviser and the potential benefits derived by the Funds from such services. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.


   With respect to the overall fairness of the advisory and subadvisory agreements, the Board primarily considered information relating the each Fund's fee structures, including a comparative analysis of each Fund's management fees, estimated total expenses and 12b-1 fees with a respective peer group. The Board noted that the expense estimates for each of the Funds were within a reasonable range in each category reviewed. The Board also considered management's commitment for the reimbursement of expenses of the Funds over a certain threshold. The Board also considered the existence of any economies of scale and whether those would be passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreement. It concluded that the compensation under the agreement is fair and reasonable in light of the services to be provided, estimated expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                                 NET ASSET VALUE

   The net asset value per share of each Fund and each underlying fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States' national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Funds are determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a Class, plus that Class's distribution fee and any other expenses allocated solely to that Class, are deducted from the proportionate interest of such Class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that Class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   Your sales representative should recommend only those arrangements that are suitable for you based on known information. The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. In certain instances, investors may be entitled to a reduction or waiver of sales charges. For instance, investors may be entitled to a discount in sales charges on Class A Shares if on purchases of more than the break point amounts (as described under "Dealer Concessions" in the section entitled "The Distributor" in this SAI). Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. Investors should be sure that they fully understand their choices before investing.

   Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that Class. See the "Dividends, Distributions and Taxes" section of this Statement of Additional Information.

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS C SHARES

   Class C Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges.

   Class C Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Funds' aggregate average daily net assets attributable to the Class C Shares. Class C Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to pay reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix, the Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third-party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market
Fund), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the

Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of this or any other Affiliated Phoenix Fund may be added together at the time of purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class C Shares of this or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.

EXCHANGES

   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Additionally, Class C Shares may be exchanged for Class T Shares of the Phoenix-Goodwin Multi-Sector Short Term Bond Fund. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same Class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each fund's net asset value per share next computed after the close of business, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. See the "Dividends, Distributions and Taxes" section of this Statement of Additional Information. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same Class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class C shareholders will be subject to the applicable deferred sales charge, if any.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200, due to redemption activity, may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period, the shareholder has the right to add to the account to bring its value to $200 or more. A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares.

TELEPHONE REDEMPTIONS

   Shareholders may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of each Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains. Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects).

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the respective Funds. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period. Ordinary distributions made by the Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Funds designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. As a result of these limitations, it is not currently anticipated that certain distributions by Funds will be qualifying dividend distributions. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by the Funds to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by a

Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

FOREIGN SHAREHOLDERS

   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

ADDITIONAL TAX INFORMATION CONCERNING THE FUND OF FUNDS STRUCTURE

   Each Fund will normally invest all of its assets in shares of other regulated investment companies ("underlying funds"). In order to qualify as a RIC as discussed under the section "Qualification as a RIC"; each Fund must satisfy certain diversification requirements. So long as all of a Fund's assets are invested in shares of other RIC's, the Fund will satisfy the diversification requirements. If, however, an underlying fund should fail to qualify as a RIC for any year, any Fund investing in the underlying fund may fail to satisfy the diversification requirements of Subchapter M and therefore itself fail to qualify as a RIC.

   The use of a fund-of-funds structure can affect the amount, timing and character of distributions to shareholders. Each Fund intends to distribute its net investment income and net capital gains to shareholders in accordance with requirements of the Code. Because each Fund will normally invest all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of the underlying funds.

   To the extent that an underlying fund realizes net losses on its investments for a given year, a Fund will not be able to recognize its share of those losses until it disposes of shares of the underlying fund. For example, a Fund will not be able to offset gains realized by one underlying fund in which such Fund invests against losses realized by another underlying fund in which such Fund invests. When a Fund does make a disposition of an underlying fund, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying funds shares against its ordinary income including short-term capital gain distributions received from an underlying fund.

   The operation of the "wash sale" rules may also defer losses realized when a Fund redeems shares of an underlying fund at a loss and invests in shares of the same underlying fund within 30 days (on either side) of such sale. The Funds cannot pass through to their shareholders exempt-interest dividends. Accordingly, the Funds do not currently invest in underlying funds that invest substantially in tax-exempt obligations and that pay exempt-interest dividends.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.


                                 THE DISTRIBUTOR

   Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor"), an indirect, wholly-owned subsidiary of Phoenix and an affiliate of PIC, serves as Distributor for the Funds. The address of the Distributor is 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480. The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public.

   The Underwriting Agreement may be terminated at any time upon not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                5.75%                         6.10%                          5.25%
$50,000 but under $100,000                   4.75                          4.99                           4.25
$100,000 but under $250,000                  3.75                          3.90                           3.25
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time-to-time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third-party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time-to-time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

SERVICES AS FINANCIAL AGENT

   Equity Planning also acts as financial agent of the Trust and as such performs bookkeeping and pricing functions for the Funds. For services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the aggregate daily net asset values of all funds serviced by PFPC at the following incremental annual rates:

First $5 billion                                             0.065%
$5 billion to $10 billion                                    0.061%
$10 billion to $15 billion                                   0.055%
$15 billion to $20 billion                                   0.040%
Greater than $20 billion                                     0.030%

   Percentage rates are applied to the aggregate daily net asset value of all the Funds serviced by PFPC. Certain minimum fees may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund.

                               DISTRIBUTION PLANS


   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund. Class C Shares pay a distribution fee based on average daily net assets at a rate of 0.75% per annum. Class A Shares and Class C Shares are authorized under the fund's 12b-1 plan to pay fees up to 0.25% and 1.00%, respectively. In addition, the underlying funds' Class A Shares and Class Y Shares in which the fund invests impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the fund has reduced the 12b-1 fee by the amount of underlying funds' Class A and Class Y 12b-1 fees.

   From the service fee, the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the service fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


   On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will also conduct an additional, more extensive review annually to determine whether the Plans will be continued. By its terms, continuation of the Plans from year-to-year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Trust.

   No interested person of the Fund and no Director who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, has any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS

   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                   FUND COMPLEX
                                     LENGTH OF       OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS             TIME SERVED     BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------             -----------     ----------               ---------------------------------------


*Robert Chesek (68)                Served since         24         Currently retired.
                                   1996.

E. Virgil Conway (73)              Served since         34         Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1996.                           since 2001. Trustee/Director, Pace University
101 Park Avenue                                                    (1978-present), Urstadt Biddle Property Corp.
New York, NY 10178                                                 (1989-present), Greater New York Councils, Boy Scouts of
                                                                   America (1985-present), Josiah Macy, Jr., Foundation
                                                                   (1975-present), Realty Foundation of New York
                                                                   (1972-present), New York Housing Partnership Development
                                                                   Corp. (Chairman) (1981-present) and Academy of Political
                                                                   Science (Vice Chairman) (1985 to present). Chairman,
                                                                   Metropolitan Transportation Authority (1992-2001).
                                                                   Trustee/Director, Consolidated Edison Company of New York,
                                                                   Inc. (1970-2002), Atlantic Mutual Insurance Company
                                                                   (1974-2002), Centennial Insurance Company (1974-2002),
                                                                   Union Pacific Corp. (1978-2002), Blackrock Freddie Mac
                                                                   Mortgage Securities Fund (Advisory Director) (1990-2002),
                                                                   Accuhealth (1994-2002), Trism, Inc. (1994-2001) and The
                                                                   Harlem Youth Development Foundation (1998-2002).


                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                   FUND COMPLEX
                                     LENGTH OF       OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS             TIME SERVED     BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------             -----------     ----------               ---------------------------------------

Harry Dalzell-Payne (73)           Served since         34         Currently retired.
The Flat, Elmore Court             1996.
Elmore, GL05, GL2 3NT U.K.

**Francis E. Jeffries (72)         Served since         27         Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1996.                           (1984-present). Director (1989-1997), Chairman of the
Naples, FL 34108                                                   Board (1993-1997), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (63)              Served since         24         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1996.                           since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street,                                                 Officer (1995-1998), Carson Products Company (cosmetics).
Ste. 1430                                                          Director/Trustee, Evergreen Funds (6 portfolios).
Chattanooga, TN 37402

Geraldine M. McNamara (51)         Served since         34         Managing Director, U.S. Trust Company of New York (private
United States Trust Company of NY  2001.                           bank) (1982-present).
114 West 47th Street
New York, NY 10036

Everett L. Morris (74)             Served since         34         Vice President, W.H. Reaves and Company (investment
W.H. Reaves and Company            1996.                           management) (1993-present).
10 Exchange Place
Jersey City, NJ 07302

Richard E. Segerson (56)           Served since         24         Managing Director, Northway Management Company
Northway Management Company        1986.                           (1998-present). Managing Director, Mullin Associates
164 Mason Street                                                   (1993-1998).
Greenwich, CT 06830

Lowell P. Weicker, Jr. (71)        Served since         24         Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                    1996.                           (1995-present), Compuware (1996-present) and WWF, Inc.
Alexandria, VA 22314                                               (2000-present). President, The Trust for America's Health
                                                                   (non-profit) (2001-present). Director, Duty Free
                                                                   International, Inc. (1997-1998).


* Mr. Chesek was formerly a member of senior management of Phoenix Investment Counsel, Inc., the adviser, and, as such, is entitled to a pension based on his years of service and overall compensation. The amount of the total pension and the periodic payments he receives were calculated based on the standard retirement benefits available to management employees at the time of Mr. Chesek's retirement in 1994. Other than his services as a Trustee, Mr. Chesek does not provide and is not compensated for any ongoing services by the Trust, its adviser or distributor, or any of their affiliates.

** Mr. Jeffries was formerly a member of senior management of Duff & Phelps Corporation, predecessor to Phoenix Investment Partners, Ltd. ("PXP"), an affiliate of the adviser, and under the terms of his employment contract, PXP continued to pay through 2001 the annual premium on a life insurance policy(s) owned by Mr. Jeffries. PXP paid such premium in the amount of $22,989 in 2001.

                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                   FUND COMPLEX
NAME, (AGE), ADDRESS AND             LENGTH OF       OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) WITH TRUST              TIME SERVED     BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------             -----------     ----------               ---------------------------------------


*Marilyn E. LaMarche (68)          Served since          27          Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC            2002.                             (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                                (2001-present) and Phoenix Life Insurance Company
59th Floor                                                           (1989-present).
New York, NY 10020

**Philip R. McLoughlin (56)        Served since          45
Chairman and President             1996.                             Consultant, The Phoenix Companies, Inc. (2002-present).
                                                                     Director, PXRE Corporation (Delaware) (1985-present),
                                                                     World Trust Fund (1991-present). Chairman (1997-2002),
                                                                     Director (1995-2002), Vice Chairman (1995-1997) and
                                                                     Chief Executive Officer (1995-2002), Phoenix Investment
                                                                     Partners, Ltd. Director, Executive Vice President and
                                                                     Chief Investment Officer, The Phoenix Companies, Inc.
                                                                     (2001-2002). Director (1994-2002) and Executive Vice
                                                                     President, Investments (1988-2002), Phoenix Life
                                                                     Insurance Company. Director (1983-2002) and Chairman
                                                                     (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                     (1984-2002) and President (1990-2000), Phoenix Equity
                                                                     Planning Corporation. Chairman and Chief Executive
                                                                     Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                     Director and President, Phoenix Investment Management
                                                                     Company (2001-2002). Director and Executive Vice
                                                                     President, Phoenix Life and Annuity Company (1996-2002).
                                                                     Director and Executive Vice President, PHL Variable
                                                                     Insurance Company (1995-2002). Director, Phoenix
                                                                     National Trust Company (1996-2002). Director and Vice
                                                                     President, PM Holdings, Inc. (1985-2002). Director, PHL
                                                                     Associates, Inc. (1995-2002). Director (1992-2002) and
                                                                     President (1992-1994), WS Griffith Securities, Inc.

***James M. Oates (56)             Served                29          Chairman, Hudson Castle Group, Inc. (formerly,  IBEX
Hudson Castle Group, Inc.          since 1996.                       Capital Markets Inc. (financial services)
50 Congress Street,                                                  (1997-present). Managing Director, Wydown Group
Suite 1000                                                           (consulting firm) (1994-present). Director, Investors
Boston, MA 02109                                                     Financial Service Corporation (1995-present), Investors
                                                                     Bank & Trust Corporation (1995-present), Plymouth Rubber
                                                                     Co. (1995-present), Stifel Financial (1996-present),
                                                                     Connecticut River Bancorp (1998-present), Connecticut
                                                                     River Bank (1998-present), 1Mind, Inc. (1999-present)
                                                                     and 1Mind.com (2000-present). Director and Treasurer,
                                                                     Endowment for Health, Inc. (2000-present). Chairman,
                                                                     Emerson Investment Management, Inc. (2000-present).
                                                                     Member, Chief Executives Organization (1996-present).
                                                                     Vice Chairman, Massachusetts Housing Partnership
                                                                     (1998-1999). Director, Blue Cross and Blue Shield of New
                                                                     Hampshire (1994-1999), AIB Govett Funds (1991-2000) and
                                                                     Command Systems, Inc. (1998-2000). Director, Phoenix
                                                                     Investment Partners, Ltd. (1995-2001).

* Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person" by reason of his relationship with The Phoenix Companies, Inc. and its affiliates.

*** Management has elected to treat Mr. Oates as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group, Inc. and Phoenix and certain of its affiliates. Management reserves the right to reassess Mr. Oates' status as circumstances warrant.


                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
                                  WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
NAME, (AGE) AND ADDRESS        LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
------------------------       ---------------------                            -------------------

William R. Moyer (58)          Executive Vice         Executive Vice President and Chief Financial Officer (1999-present),
                               President since 1996.  Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                                      Investment Partners, Ltd. Director (1998-present), Senior Vice
                                                      President, Finance (1990-present), Chief Financial Officer
                                                      (1996-present), and Treasurer (1998-present), Phoenix Equity Planning
                                                      Corporation. Director (1998-present), Senior Vice President
                                                      (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                      (1994-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                      and Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                      (1996-present). Vice President, Phoenix Fund Complex (1990-present).

John F. Sharry (52)            Executive Vice         President, Private Client Group (1999-present), Executive Vice
                               President since 1998.  President, Retail Division (1997-1999), Phoenix Investment Partners,
                                                      Ltd. President, Private Client Group, Phoenix Equity Planning
                                                      Corporation (2000-present). Executive Vice President, Phoenix
                                                      Fund Complex (1998-present).

Robert S. Driessen (55)        Vice President since   Vice President and Compliance Officer, Phoenix Investment Partners,
                               1999.                  Ltd. (1999-present). Vice President, Phoenix Fund Complex
                                                      (1999-present). Compliance Officer (2000-present) and Associate
                                                      Compliance Officer (1999), PXP Securities Corp. Vice President and
                                                      Compliance Officer, Phoenix Investment Counsel, Inc. (1999-2003). Vice
                                                      President, Risk Management Liaison, Bank of America (1996-1999). Vice
                                                      President, Securities Compliance, The Prudential Insurance Company of
                                                      America (1993-1996). Branch Chief/Financial Analyst, Securities and
                                                      Exchange Commission, Division of Investment Management (1972-1993).

Nancy G. Curtiss (50)          Treasurer since 1996.  Vice President, Fund Accounting (1994-present) and Treasurer
                                                      (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                      Phoenix Fund Complex (1994-present).

Richard J. Wirth (44)          Secretary since 2002.  Vice President and Insurance and Investment Products Counsel
One America Row                                       (2002-present), Counsel, Phoenix Life Insurance Company (1993 to
Hartford, Ct 06102                                    present). Secretary (1993-2002), Phoenix Fund Complex (2002 to
                                                      present).

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. They are:

   The Audit Committee. The Audit Committee's is responsible for overseeing the Fund's accounting and auditing policies and practices. The Committee reviews the Fund's financial reporting procedures, their system of internal control, the independent audit process, and the Fund's procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R.

McLoughlin, Geraldine McNamara, Everett L. Morris and James M. Oates. The Committee met four times during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Robert Chesek, Harry Dalzell-Payne and Leroy Keith, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met once during the Trust's last fiscal year.

COMPENSATION

   Trustees who are not full-time employees of the Adviser or its affiliates received an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are employees of the Adviser of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended July 31, 2002, the Trustees received the following compensation:


                                            AGGREGATE            TOTAL COMPENSATION FROM TRUST
                                          COMPENSATION            AND FUND COMPLEX (45 FUNDS)
       NAME                                FROM TRUST                   PAID TO TRUSTEES
       ----                                ----------                   ----------------


 Robert Chesek                                $4,060*                      $ 55,750
 E. Virgil Conway                             $5,400                       $110,250
 Harry Dalzell-Payne                          $4,660                       $100,000
 Francis E. Jeffries                          $4,000*                      $ 55,000
 Leroy Keith, Jr.                             $4,060                       $ 55,750

 Marilyn E. LaMarche **                       $    0                       $      0

 Philip R. McLoughlin                         $    0                       $      0
 Geraldine M. McNamara                        $4,200                       $ 57,750
 Everett L. Morris                            $4,600*                      $ 92,375
 James M. Oates                               $5,000                       $ 68,750
 Richard E. Segerson                          $4,800*                      $ 66,000
 Lowell P. Weicker, Jr.                       $4,800                       $ 65,000

----------------------

*This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan for the Trust's fiscal year ended July 31, 2002. At March 31, 2003 the total amount of deferred compensation for Trustees who have or are participating in the deferred compensation plan, (including interest and other accumulation earned on the original amounts deferred) accrued are as follows: Messrs. Chesek, Jeffries, McNamara, Morris and Segerson was $280,268, $263,311, $180,028, $19,214 and $101,928, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

**Ms. LaMarche became a Trustee in November 2002; therefore she did not receive compensation from the Trust or the Fund Complex during the Trust's last fiscal year.

TRUSTEE OWNERSHIP OF SECURITIES

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2002:

                                                                          AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                           OWNERSHIP IN ALL FUNDS OVERSEEN
                                            DOLLAR RANGE OF EQUITY             BY TRUSTEE IN FAMILY OF
          NAME OF TRUSTEE                  SECURITIES IN THE FUNDS*              INVESTMENT COMPANIES
          ---------------                  ------------------------              --------------------
Robert Chesek                                        None                                None
E. Virgil Conway                                     None                            $1- $10,000
Harry Dalzell-Payne                                  None                                None
Francis E. Jeffries                                  None                                None
Leroy Keith, Jr.                                     None                                None
Marilyn E. LaMarche **                               None                                None
Philip R. McLoughlin                                 None                           Over $100,000
Geraldine M. McNamara                                None                                None
Everett L. Morris                                    None                           Over $100,000
James M. Oates                                       None                           Over $100,000
Richard E. Segerson                                  None                                None
Lowell P. Weicker, Jr.                               None                                None

*Prior to the date of this SAI, the Funds were not yet available for purchase.


At July 31, 2003, the Trustees and officers as a group owned no shares of the Funds.


PRINCIPAL SHAREHOLDERS

   Prior to the date of this SAI, the Funds were not yet available for purchase; therefore, there are no persons who own of record or is known by the Trust to own of record or beneficially owns 5% or more of any class of the Trust's equity securities.

CAPITAL STOCK

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, non-assessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected as the independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT

   The custodian of the Fund's assets is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The Fund has authorized the custodians to appoint one or more subcustodians for the assets of the Fund held outside the United States. The securities and other assets of the Fund are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $17.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Funds or the Transfer Agent.

REPORT TO SHAREHOLDERS

   The fiscal year of the Trust ends on July 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements, audited by the Trust's independent accountants, will be sent to shareholders each year.

FINANCIAL STATEMENTS

   The Financial Statements for the Trust's fiscal year ending July 31, 2004, will appear in the Funds' 2004 Annual Report to Shareholders.

                          PHOENIX PARTNER SELECT FUNDS

                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS:

            a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.

            b. Bylaws of the Registrant filed via EDGAR with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.

            c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.


            d. Form of Investment Advisory between Registrant and Phoenix Investment Counsel, Inc. filed via EDGAR with Post-Effective Amendment No. 10 on May 16, 2003 and incorporated herein by reference.


            e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation, dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

            e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

            e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

            e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

            f.     None.


            g. Custodian Contract between Registrant and State Street Bank and Trust Company to be filed by amendment.


            h.1 Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996 filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 1 on March 31, 1997 and incorporated herein by reference.

            h.2 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation filed via EDGAR as
                   Exhibit 9.3 with the Registration Statement on June 24, 1996 and incorporated herein by reference.

            h.3 Sub-Transfer Agent Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

            h.4 First Amendment to Financial Agent Agreement dated March 23, 1998 filed via EDGAR as Exhibit 9.5 with Post-effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.


            i.*    Opinion and consent of Counsel filed via EDGAR herewith.

            j.     Consent of Accountants.


            k.     None.

            l. Initial Capitalization Agreement filed via EDGAR as Exhibit 13 with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.


            m.1* Class A Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed via EDGAR herewith.

            m.2* Class C Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed via EDGAR herewith.


            n.     Financial Data Schedule.


            o.* Amended and Restated Rule 18f-3 Multi-Class Distribution Plan filed via EDGAR herewith.


            p. Code of Ethics of the Fund, its Adviser, Subadvisers and Distributor filed via EDGAR with Post-Effective Amendment No. 11 filed on November 27, 2002 and incorporated herein by reference.

            q.1 Powers of Attorney for all Trustees and Ms. Curtiss (except Marilyn E. Lamarche) filed via EDGAR with Post-Effective Amendment No. 11 on November 27, 2002 and incorporated herein by reference.

            q.2 Power of Attorney for Marilyn E. Lamarche filed via EDGAR with Post-Effective Amendment No. 10 on May 16, 2003 and incorporated herein by reference.

______________________________

*Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

   None.

ITEM 25. INDEMNIFICATION.

   The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement of certain losses.

   Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

   See "Management of the Fund" in the Prospectus for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER.


   (a) PEPCO serves as the principal underwriter for the following investment companies:

       Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Partner Select Funds, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


   (b) Directors and executive officers of PEPCO are as follows:

NAME AND                                              POSITIONS AND OFFICES                        POSITIONS AND OFFICES
PRINCIPAL ADDRESS                                     WITH DISTRIBUTOR                             WITH REGISTRANT
-----------------                                     ----------------                             ---------------

William R. Moyer                                      Director, Executive Vice President,          Executive Vice President
56 Prospect Street                                    Chief Financial Officer and Treasurer
P.O. Box 150480
Hartford, CT 06115-0480

John F. Sharry                                        President,                                   Executive Vice President
56 Prospect Street                                    Private Client Group
P.O. Box 150480
Hartford, CT 06115-0480

NAME AND                                              POSITIONS AND OFFICES                        POSITIONS AND OFFICES
PRINCIPAL ADDRESS                                     WITH DISTRIBUTOR                             WITH REGISTRANT
-----------------                                     ----------------                             ---------------

Robert S. Driessen                                    Vice President, Compliance                   Vice President and
56 Prospect Street                                                                                 Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline Porter                                     Assistant Vice President,                    Assistant Treasurer
56 Prospect Street                                    Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480

   (c) To the best of the Registrant's knowledge, no commissions or other compensation were received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

   All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 56 Prospect Street, Hartford, CT 06115, or its investment adviser, Phoenix Investment Counsel, Inc., P.O. Box 150480, Hartford, CT 06115 or the custodian, State Street Bank and Trust Company, P.O. Box 351, Boston, MA 02101. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.

ITEM 29. MANAGEMENT SERVICES.

   None.

ITEM 30. UNDERTAKINGS.

   None.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford and State of Connecticut on the 30th day of July, 2003.


                                            PHOENIX PARTNER SELECT FUNDS

ATTEST: /s/ Richard J. Wirth                By: /s/ Philip R. McLoughlin
        --------------------------              -----------------------------
            Richard J. Wirth                        Philip R. McLoughlin
            Secretary                               President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 30th day of July, 2003.


                     Signature                               Title
                     ---------                               -----

                                                             Trustee
       ---------------------------------------
       Robert Chesek*

                                                             Trustee
       ---------------------------------------
       E. Virgil Conway*

       /s/ Nancy G. Curtiss                                  Treasurer (principal
       ---------------------------------------               financial and accounting officer)
       Nancy G. Curtiss

                                                             Trustee
       ---------------------------------------
       Harry Dalzell-Payne*

                                                             Trustee
       ---------------------------------------
       Francis E. Jeffries*

                                                             Trustee
       ---------------------------------------
       Leroy Keith, Jr.*

                                                             Trustee
       ---------------------------------------
       Marilyn E. LaMarche*

       /s/ Philip R. McLoughlin                              President and Director
       ---------------------------------------
       Philip R. McLoughlin

                                                             Trustee
       ---------------------------------------
       Geraldine M. McNamara*

                                                             Trustee
       ---------------------------------------
       Everett L. Morris*

                                                             Trustee
       ---------------------------------------
       James M. Oates*

                                                             Trustee
       ---------------------------------------
       Richard E. Segerson*

                                                             Trustee
       ---------------------------------------
       Lowell P. Weicker, Jr.*



By  /s/ Philip R. McLoughlin
    ------------------------------------------
*   Philip R. McLoughlin pursuant to powers of attorney.


                                      S-1